As filed with the Securities and Exchange Commission on August 12, 1999

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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 1999

                                  dELiA*s Inc.
               (Exact name of Registrant as specified in charter)

 Delaware                           0-21869                          13-3914035
(State or other              (Commission File No.)                (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                        Number)

435 Hudson Street
New York, New York                                                     10014
(Address of principal executive officers)                           (Zip Code)

                                 (212) 807-9060
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

      On August 11, 1999, iTurf Inc. ("iTurf"), a subsidiary of the Company, made the following statements in connection with its recent announcement regarding a definitive agreement entered into by iTurf to acquire Taponline.com, Inc., the owner of the OnTap.com Web site:

      - iTurf expects that it will record incremental revenues of at least $2.0 million in the fiscal year ending January 27, 2001 as a result of the acquisition, if consummated.

      - iTurf does not expect that the acquisition, if consummated, will affect its forecast that it will become cash-flow positive in either the third or fourth quarter of the fiscal year ending January 26, 2002. iTurf clarified that statements made by an executive officer in a media interview on August 10, 1999 referred to becoming cash flow positive, and not necessarily "turning a profit" as reported by the Dow Jones news service.

      Statements contained in this report are forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended). When used in this report, the words "believe," "plan," "intend," "expect" and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. These statements are subject to risks and uncertainties that could cause actual results to differ materially from those contemplated in the forward-looking statements. Such risks and uncertainties include, but are not limited to: fluctuations in consumer purchasing patterns and advertising spending; timing of, response to and quantity of catalog mailings and electronic mailings; changes in the growth rate of internet usage and online user traffic levels; actions of our competitors; the timing and amount of costs relating to the expansion of our operations and acquisitions of technology or businesses and their integration; general economic and market conditions; and other factors outside our control. These factors, and other factors that appear in this report or in other Securities and Exchange Commission filings of dELiA*s Inc. and iTurf, including our annual report on Form 10-K and iTurf's registration statement (No. 333-15153) on Form S-1, could affect our actual results and could cause our actual results to differ materially from those expressed in any forward-looking statements made by us or on our behalf.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 12, 1999                     dELiA*s Inc.


                                           By: /s/ Stephen I. Kahn
                                               ---------------------------------
                                               Stephen I. Kahn
                                               Chairman of the Board and
                                               Chief Executive Officer